Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The tables below set forth the unaudited pro forma condensed combined financial data for Acadia Healthcare Company, Inc. (“Acadia”) giving effect to Acadia’s planned purchase of Priory Group No. 1 Ltd. (“Priory”) and the related issuance of common stock and debt financing transactions described herein.

With respect to the issuance of common stock, the unaudited pro forma condensed combined financial data is based on the assumption that Acadia will issue 5,363,000 shares of common stock to stockholders of Priory pursuant to the Sale and Purchase Deed between Acadia and Priory dated December 31, 2015 and sell 10,000,000 shares of Acadia common stock in the offering described herein, at an assumed offering price of $63.00 per share (which was a recent price of Acadia’s common stock on the NASDAQ Global Select Market), resulting in the issuance of a total of 15,363,000 shares.

With respect to Acadia’s planned debt financing, the unaudited pro forma condensed combined financial data is based on the assumption that Acadia will issue $955.0 million of term loans and $390.0 million of senior unsecured notes in lieu of the Bridge Notes.

The unaudited pro forma condensed combined balance sheet as of September 30, 2015 reflects the effect of Acadia’s other completed acquisitions that occurred after September 30, 2015, Acadia’s planned purchase of Priory and the related financing transactions described above as if they occurred on September 30, 2015.

The unaudited pro forma condensed combined statements of operations present income (loss) from continuing operations and give effect to each transaction as if it occurred on January 1, 2014.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 combines the audited consolidated statement of operations of Acadia, the unaudited consolidated statement of operations of Partnerships in Care Investments 1 Limited (“Partnerships in Care”) for the six months ended June 30, 2014, the audited consolidated statement of operations of CRC for the year ended December 31, 2014, the unaudited consolidated statement of operations for Acadia’s other completed acquisitions for the periods prior to the respective acquisition dates and the audited consolidated statement of operations for Priory for the year ended December 31, 2014.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2015 combines the unaudited consolidated statement of operations of Acadia, the unaudited consolidated statement of operations of CRC for the period prior to February 11, 2015, the unaudited consolidated statement of operations for Acadia’s other completed acquisitions for the periods prior to the respective acquisition dates and the unaudited consolidated statement of operations for Priory for the nine months ended September 30, 2015.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2014 combines the unaudited consolidated statement of operations of Acadia, the unaudited consolidated statement of operations of Partnerships in Care for the six months ended June 30, 2014, the unaudited consolidated statement of operations of CRC for the nine months ended September 30, 2014, the unaudited consolidated statement of operations for Acadia’s other completed acquisitions for the periods prior to the respective acquisition dates and the unaudited consolidated statement of operations for Priory for the nine months ended September 30, 2014.

The unaudited pro forma condensed combined financial data has been prepared using the acquisition method of accounting for business combinations under U.S. GAAP. The adjustments necessary to fairly present the unaudited pro forma condensed combined financial data have been made based on available information and in the opinion of management are reasonable. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with this unaudited pro forma condensed combined financial data. The pro forma adjustments related to the planned purchase of Priory are preliminary and revisions to the fair value of assets acquired and liabilities assumed may have a significant impact on the pro forma adjustments. A final valuation of assets acquired and liabilities assumed has not been completed and the completion of fair value determinations may result in changes in the values assigned to property and equipment and other assets acquired (including intangibles) and liabilities assumed.

The unaudited pro forma condensed combined financial data is for illustrative purposes only and does not purport to represent what our financial position or results of operations actually would have been had the events noted above in fact occurred on the assumed dates. Accordingly, the unaudited pro forma condensed combined financial should not be used to project our financial position or results of operations for any future date or future period.

The unaudited pro forma condensed combined financial data should be read in conjunction with the consolidated financial statements and notes thereto of Acadia, Partnerships in Care, CRC and Priory included or incorporated by reference herein.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of September 30, 2015

(In thousands)

	Acadia(1)	Completed Acquisitions Pro Forma Adjustments(2)	Acadia Pro Forma	Priory(3a)	Pro Forma Adjustments	Notes	Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$50,762	$(35,967)	$14,795	$24,690	$—		$39,485
Accounts receivable, net	214,883	3,773	218,656	65,355	—		284,011
Deferred tax assets	37,291	—	37,291	23,169	—		60,460
Other current assets	75,335	442	75,777	16,056	—		91,833

Total current assets	378,271	(31,752)	346,519	129,270	—		475,789
Property and equipment, net	1,624,166	32,474	1,656,640	1,653,851	—		3,310,491
Goodwill	1,981,140	150,621	2,131,761	283,068	521,585	(5)	2,936,414
Intangible assets, net	58,976	—	58,976	47,926	(10,426)	(5)	96,476
Deferred tax assets—noncurrent	33,278	311	33,589	9,327	—		42,916
Other assets	69,408	51	69,459	—	50,000	(6)	119,459

Total assets	$4,145,239	$151,705	$4,296,944	$2,123,442	$561,159		$6,981,545

LIABILITIES AND EQUITY
Current liabilities:
Current portion of long-term debt	$41,996	$—	$41,996	$11,105	$(1,555)	(7)	$51,546
Accounts payable	78,384	609	78,993	85,705	—		164,698
Accrued salaries and benefits	87,110	1,841	88,951	27,198	—		116,149
Other accrued liabilities	56,962	353	57,315	41,443	—		98,758

Total current liabilities	264,452	2,803	267,255	165,451	(1,555)		431,151
Long-term debt	2,092,317	148,999	2,241,216	1,365,784	(30,334)	(7)	3,576,666
Deferred tax liabilities—noncurrent	22,210	—	22,210	221,373	(2,085)	(5)	241,498
Other liabilities	87,008	3	87,011	36,098	—		123,109

Total liabilities	2,465,987	151,705	2,617,692	1,788,706	(33,974)		4,372,424
Redeemable noncontrolling interests	8,700	—	8,700	—	—		8,700
Equity:
Common stock	707	—	707	17,343	(17,343)	(4)	861
					54	(5)
					100	(6)
Additional paid-in capital	1,574,708	—	1,574,708	396,062	(396,062)	(4)	2,519,923
					337,815	(5)
					607,400	(6)
Accumulated other comprehensive loss	(84,293)	—	(84,293)	—	—		(84,293)
Retained earnings (accumulated deficit)	179,430	—	179,430	(78,669)	78,669	(4)	163,930
					(15,500)	(6)

Total equity	1,670,552	—	1,670,552	334,736	595,133		2,600,421

Total liabilities and equity	$4,145,239	$151,705	$4,296,944	$2,123,442	$561,159		$6,981,545

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

(In thousands, except per share amounts)

	Acadia(1)	Completed Acquisitions(2)	Partnerships in Care(8)	CRC(9)	Pro Forma Adjustments	Notes	Acadia Pro Forma	Priory(3b)	Pro Forma Adjustments	Notes	Pro Forma Combined
Revenue before provision for doubtful accounts	$1,030,784	$260,003	$142,312	$460,040	$—		$1,893,139	$857,968	$—		$2,751,107
Provision for doubtful accounts	(26,183)	(1,730)	3	—	(7,872)	(10)	(35,782)	—	—		(35,782)

Revenue	1,004,601	258,273	142,315	460,040	(7,872)		1,857,357	857,968	—		2,715,325
Salaries, wages and benefits	575,412	143,637	84,641	227,692	—		1,031,382	496,456	—		1,527,838
Professional fees	52,482	12,802	6,737	40,551	—		112,572	25,024	—		137,596
Supplies	48,422	9,948	4,868	20,858	—		84,096	34,507	—		118,603
Rents and leases	12,201	7,292	909	17,538	—		37,940	27,924	—		65,864
Other operating expenses	110,654	24,173	11,644	51,517	(1,122)	(14)	196,866	64,594	—		261,460
Depreciation and amortization	32,667	8,002	11,731	21,290	(11,611)	(11a)	62,079	82,696	(9,483)	(11b)	135,292
Interest expense, net	48,221	1,634	43,084	72,718	(46,023)	(12a)	119,634	153,647	(73,841)	(12b)	199,440
Provision for doubtful accounts	—	—	—	7,872	(7,872)	(10)	—	—	—		—
Debt extinguishment costs	—	—	—	11,622	—		11,622	26,335	—		37,957
Gain on foreign currency derivatives	(15,262)	—	—	—	15,262	(13)	—	—	—		—
Goodwill and asset impairments	—	—	—	1,089	—		1,089	—	—		1,089
Transaction-related expenses	13,650	—	—	7,686	(21,336)	(14)	—	4,605	(4,605)	(14)	—

Total expenses	878,447	207,488	163,614	480,433	(72,702)		1,657,280	915,788	(87,929)		2,485,139

Income (loss) from continuing operations before income taxes	126,154	50,785	(21,299)	(20,393)	64,830		200,077	(57,820)	87,929		230,186
Provision (benefit) for income taxes	42,922	14,310	30	6,576	187	(15)	64,025	(36,628)	30,150	(15)	57,547

Income (loss) from continuing operations	83,232	36,475	(21,329)	(26,969)	64,643		136,052	(21,192)	57,779		172,639
Income (loss) from discontinued operations, net of income taxes	(192)	—	—	(4,471)	—		(4,663)	—	—		(4,663)

Net income	83,040	36,475	(21,329)	(31,440)	64,643		131,389	(21,192)	57,779		167,976
Net loss attributable to noncontrolling interests	—	—	—	—	—		—	—	—		—

Net income attributable to Acadia Healthcare Company, Inc.	$83,040	$36,475	$(21,329)	$(31,440)	$64,643		$131,389	$(21,192)	$57,779		$167,976

Earnings per share—income (loss) from continuing operations:
Basic	$1.51						$1.94				$2.02
Diluted	$1.50						$1.93				$2.01

Weighted average shares:
Basic	55,063				15,214	(16a-c)	70,277		15,363	(16d)	85,640
Diluted	55,327				15,214	(16a-c)	70,541		15,363	(16d)	85,904

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2015

(In thousands, except per share amounts)

	Acadia(1)	Completed Acquisitions(2)	CRC(9)	Pro Forma Adjustments	Notes	Acadia Pro Forma	Priory(3c)	Pro Forma Adjustments	Notes	Pro Forma Combined
Revenue before provision for doubtful accounts	$1,324,702	$124,023	$53,014	$—		$1,501,739	$650,465	$—		$2,152,204
Provision for doubtful accounts	(25,529)	(1,069)	—	(1,206)	(10)	(27,804)	—	—		(27,804)

Revenue	1,299,173	122,954	53,014	(1,206)		1,473,935	650,465	—		2,124,400

Salaries, wages and benefits	707,583	70,105	31,288	—		808,976	374,873	—		1,183,849
Professional fees	83,215	6,003	5,136	—		94,354	21,748	—		116,102
Supplies	58,430	4,837	2,583	—		65,850	25,732	—		91,582
Rents and leases	22,639	2,654	2,023	—		27,316	33,017	—		60,333
Other operating expenses	148,899	11,469	5,708	—		166,076	62,324	—		228,400
Depreciation and amortization	44,920	3,564	2,459	(688)	(11a)	50,255	58,050	(6,987)	(11b)	101,318
Interest expense, net	77,932	991	8,883	3,134	(12a)	90,940	93,161	(33,307)	(12b)	150,794
Provision for doubtful accounts	—	—	1,206	(1,206)	(10)	—	—	—		—
Debt extinguishment costs	9,979	—	—	—		9,979	—	—		9,979
Gain on foreign currency derivatives	1,926	—	—	(1,926)	(13)	—	—	—		—
Goodwill and asset impairments	—	—	—	—		—	—	—		—
Transaction-related expenses	31,415	—	1,712	(33,127)	(14)	—	2,304	(2,304)	(14)	—

Total expenses	1,186,938	99,623	60,998	(33,813)		1,313,746	671,209	(42,598)		1,942,357

Income (loss) from continuing operations before income taxes	112,235	23,331	(7,984)	32,607		160,189	(20,744)	42,598		182,043
Provision (benefit) for income taxes	34,794	6,777	(3,034)	9,520	(15)	48,057	(297)	(2,249)	(15)	45,511

Income (loss) from continuing operations	77,441	16,554	(4,950)	23,087		112,132	(20,447)	44,847		136,532
Income (loss) from discontinued operations, net of income taxes	83	—	(77)	—		6	—	—		6

Net income	77,524	16,554	(5,027)	23,087		112,138	(20,447)	44,847		136,538
Net loss attributable to noncontrolling interests	464	—	—	—		464	—	—		464

Net income attributable to Acadia Healthcare Company, Inc.	$77,988	$16,554	$(5,027)	$23,087		$112,602	$(20,447)	$44,847		$137,002

Earnings per share—income (loss) from continuing operations:
Basic	$1.16					$1.53				$1.54
Diluted	$1.15					$1.52				$1.53

Weighted average shares:
Basic	67,194			6,072	(16a-c)	73,266		15,363	(16d)	88,629
Diluted	67,539			6,072	(16a-c)	73,611		15,363	(16d)	88,974

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2014

(In thousands, except per share amounts)

	Acadia(1)	Completed Acquisitions(2)	Partnerships in Care(8)	CRC(9)	Pro Forma Adjustments	Notes	Acadia Pro Forma	Priory(3d)	Pro Forma Adjustments	Notes	Pro Forma Combined
Revenue before provision for doubtful accounts	$729,784	$200,233	$142,312	$340,255	$—		$1,412,584	$643,223	$—		$2,055,807
Provision for doubtful accounts	(20,084)	(1,334)	3	—	(5,718)	(10)	(27,133)	—	—		(27,133)

Revenue	709,700	198,899	142,315	340,255	(5,718)		1,385,451	643,223	—		2,028,674
Salaries, wages and benefits	408,680	110,472	84,641	157,792	—		761,585	374,624	—		1,136,209
Professional fees	36,151	9,832	6,737	30,297	—		83,017	18,257	—		101,274
Supplies	34,722	7,582	4,868	15,221	—		62,393	25,670	—		88,063
Rents and leases	8,872	5,771	909	12,925	—		28,477	18,541	—		47,018
Other operating expenses	79,188	18,640	11,644	38,218	(1,122)	(14)	146,568	46,986	—		193,554
Depreciation and amortization	21,696	6,172	11,731	15,352	(8,925)	(11a)	46,026	63,403	(7,771)	(11b)	101,658
Interest expense, net	33,505	1,301	43,084	54,455	(42,941)	(12a)	89,404	118,771	(58,917)	(12b)	149,258
Provision for doubtful accounts	—	—	—	5,718	(5,718)	(10)	—	—	—		—
Debt extinguishment costs	—	—	—	11,622	—		11,622	—	—		11,622
Gain on foreign currency derivatives	(15,262)	—	—	—	15,262	(13)	—	—	—		—
Goodwill and asset impairments	—	—	—	1,089	—		1,089	—	—		1,089
Transaction-related expenses	10,834	—	—	3,256	(14,090)	(14)	—	4,666	(4,666)	(14)	—

Total expenses	618,386	159,770	163,614	345,945	(57,534)		1,230,181	670,918	(71,354)		1,829,745
Income (loss) from continuing operations before income taxes	91,314	39,129	(21,299)	(5,690)	51,816		155,270	(27,695)	71,354		198,929
Provision (benefit) for income taxes	30,383	11,076	30	254	7,943	(15)	49,686	(23,944)	23,990	(15)	49,732

Income (loss) from continuing operations	60,931	28,053	(21,329)	(5,944)	43,873		105,584	(3,751)	47,364		149,197
Income (loss) from discontinued operations, net of income taxes	(20)	—	—	(6,602)	—		(6,622)	—	—		(6,622)

Net income	60,911	28,053	(21,329)	(12,546)	43,873		98,962	(3,751)	47,364		142,575
Net loss attributable to noncontrolling interests	—	—	—	—	—		—	—	—		—

Net income attributable to Acadia Healthcare Company, Inc.	$60,911	$28,053	$(21,329)	$(12,546)	$43,873		$98,962	$(3,751)	$47,364		$142,575

Earnings per share—income (loss) from continuing operations:
Basic	$1.14						$1.48				$1.73
Diluted	$1.13						$1.48				$1.72
Weighted average shares:
Basic	53,670				17,453	(16a-c)	71,123		15,363	(16d)	86,486
Diluted	53,922				17,453	(16a-c)	71,375		15,363	(16d)	86,738

See accompanying notes to unaudited pro forma financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(In thousands, except per share amounts)

(1)	The amounts in this column represent, for Acadia, actual results for the periods presented.

(2)	The amounts in this column represent pro forma adjustments for Acadia’s completed acquisitions of (a) McCallum Place on September 3, 2014, (b) Quality Addiction Management, Inc. on March 1, 2015, (c) two facilities from Choice Lifestyles on April 1, 2015, (d) Pastoral Care Group on April 1, 2015, (e) Mildmay Oaks on April 1, 2015, (f) one facility from Choice Lifestyles on June 1, 2015, (g) fifteen facilities from Care UK Limited on June 1, 2015, (h) The Manor Clinic on July 1, 2015, (i) Belmont on July 1, 2015, (j) three facilities from the Danshell Group on September 1, 2015, (k) two facilities from Health and Social Care Partnerships on September 1, 2015, (l) Manor Hall on September 1, 2015, (m) Meadow View on October 1, 2015, (n) one facility from Health and Social Care Partnerships on November 1, 2015, (o) Duffy’s Napa Valley Rehab on November 1, 2015, (p) Discovery House-Group, Inc. on November 1, 2015 and (q) MMO Behavioral Health Systems on December 1, 2015. None of these acquisitions was individually material. Each acquisition is reflected in the adjustments up to its acquisition date. The unaudited pro forma condensed consolidated balance sheet only is adjusted for acquisitions described in (m) through (q), as the other acquisitions were completed prior to September 30, 2015 and are already reflected in the historical balance sheet of Acadia.

3)	The historical financial statements of Priory were prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board in pounds sterling and have been adjusted to: (i) translate the financial statements to U.S. dollars based on the historical exchange rates below and (ii) to conform to Acadia’s financial statement presentation. No material differences between U.S. GAAP and IFRS have been identified with respect to Priory.

		GBP/USD
September 30, 2015	Spot Rate	$1.5164
Year ended December 31, 2014	Average Rate	$1.6476
Nine months ended September 30, 2015	Average Rate	$1.5322
Nine months ended September 30, 2014	Average Rate	$1.6693

(a)	The amount below represent the balances at September 30, 2015.

	Priory (in £ thousands, in IFRS)	Priory (in $ thousands, in U.S. GAAP)
Current assets:
Cash and cash equivalents	£16,282	$24,690
Accounts receivable, net	43,099	65,355
Deferred tax assets	15,279	23,169
Other current assets	10,588	16,056

Total current assets	85,248	129,270
Property and equipment, net	1,090,643	1,653,851
Goodwill	186,671	283,068
Intangible assets, net	31,605	47,926
Deferred tax assets—noncurrent	6,151	9,327

Total assets	£1,400,318	$2,123,442

Current liabilities:
Current portion of long-term debt	£7,323	$11,105
Accounts payable	56,519	85,705
Accrued salaries and benefits	17,936	27,198
Other accrued liabilities	27,330	41,443

Total current liabilities	109,108	165,451
Long-term debt	900,675	1,365,784
Deferred tax liabilities—noncurrent	145,986	221,373
Other liabilities	23,805	36,098

Total liabilities	1,179,574	1,788,706
Equity:
Common stock	11,437	17,343
Additional paid-in capital	261,186	396,062
Accumulated deficit	(51,879)	(78,669)

Total equity	220,744	334,736

Total liabilities and equity	£1,400,318	$2,123,442

(b)	The amounts below represent results for the year ended December 31, 2014.

	Priory (in £ thousands, in IFRS)	Priory (in $ thousands, in U.S. GAAP)
Revenue before provision for doubtful accounts	£520,738	$857,968
Provision for doubtful accounts	—	—

Revenue	520,738	857,968
Salaries, wages and benefits	301,321	496,456
Professional fees	15,188	25,024
Supplies	20,944	34,507
Rents and leases	16,948	27,924
Other operating expenses	39,205	64,594
Depreciation and amortization	50,192	82,696
Interest expense, net	93,255	153,647
Debt extinguishment	15,984	26,335
Transaction-related expenses	2,795	4,605

Total expenses	555,832	915,788
(Loss) income from continuing operations before income taxes	(35,094)	(57,820)
Benefit for income taxes	22,231	36,628

Loss from continuing operations	£(12,863)	$(21,192)

(c)	The amounts below represent results for the nine months ended September 30, 2015.

	Priory (in £ thousands, in IFRS)	Priory (in $ thousands, in U.S. GAAP)
Revenue before provision for doubtful accounts	£424,530	$650,465
Provision for doubtful accounts	—	—

Revenue	424,530	650,465
Salaries, wages and benefits	244,663	374,873
Professional fees	14,194	21,748
Supplies	16,794	25,732
Rents and leases	21,549	33,017
Other operating expenses	40,676	62,324
Depreciation and amortization	37,887	58,050
Interest expense, net	60,802	93,161
Transaction-related expenses	1,504	2,304

Total expenses	438,069	671,209
(Loss) income from continuing operations before income taxes	(13,539)	(20,744)
Benefit for income taxes	194	297

Loss from continuing operations	£(13,345)	$(20,447)

(d)	The amounts below represent results for the nine months ended September 30, 2014.

	Priory (in £ thousands, in IFRS)	Priory (in $ thousands, in U.S. GAAP)
Revenue before provision for doubtful accounts	£385,325	$643,223
Provision for doubtful accounts	—	—

Revenue	385,325	643,223
Salaries, wages and benefits	224,420	374,624
Professional fees	10,937	18,257
Supplies	15,378	25,670
Rents and leases	11,107	18,541
Other operating expenses	28,147	46,986
Depreciation and amortization	37,982	63,403
Interest expense, net	71,150	118,771
Transaction-related expenses	2,795	4,666

Total expenses	401,916	670,918
(Loss) income from continuing operations before income taxes	(16,591)	(27,695)
Benefit for income taxes	14,344	23,944

Loss from continuing operations	£(2,247)	$(3,751)

(4)	Reflects elimination of equity accounts of Priory.

(5)	Represents adjustments based on preliminary estimates of fair value and the adjustment to goodwill derived from the difference in the estimated total consideration to be transferred by Acadia and the estimated fair value of assets acquired and liabilities assumed by Acadia. The cash consideration of $535,611 and amount required to repay Priory debt at the closing date are based on an assumed exchange rate of 1.48 U.S. dollars to one British Pound Sterling. A $0.01 change in the exchange rate would change the cash consideration by $12,750. To the extent that the exchange rate at closing of the Priory acquisition reflects a weaker dollar and is not fixed by the Company through use of forward foreign currency contracts, we expect to utilize our existing revolving line of credit to fund such incremental purchase price. The estimated equity consideration is based on the issuance of 5,363,000 shares of Acadia common stock with a par value of $0.01 at an assumed value of $63.00 per share (which was a recent price of Acadia’s common stock on the NASDAQ Global Select Market), which results in estimated additional common stock of $54 and additional paid-in capital of $337,815. Final equity consideration will be determined at the closing of the purchase.

Cash consideration	$518,000
Assumption of Priory debt	1,369,000
Estimated equity consideration	337,869

Estimated total consideration	2,224,869
Cash	24,690
Accounts receivable	65,355
Deferred tax assets	23,169
Other current assets	16,056
Property and equipment	1,653,851
Intangible assets	37,500
Deferred tax assets—noncurrent	9,327
Accounts payable	(85,705)
Accrued salaries and benefits	(27,198)
Other accrued liabilities	(41,443)
Deferred tax liability- long term	(219,288)
Other long-term liabilities	(36,098)

Fair value of assets acquired and liabilities assumed	$1,420,216

Estimated goodwill	804,653
Less: historical goodwill	(283,068)

Goodwill adjustment	$521,585

The acquired assets and liabilities will be recorded at their relative fair values as of the closing date of the purchase. Estimated goodwill is based upon a determination of the fair value of assets acquired and liabilities assumed that is preliminary and subject to revision as the value of total consideration is finalized and additional information related to the fair value of property and equipment and other assets (including intangible assets) acquired and liabilities assumed becomes available. The actual determination of the fair value of assets acquired and liabilities assumed may differ from that assumed in these unaudited pro forma condensed combined financial statements and such differences may be material. Qualitative factors comprising goodwill include efficiencies derived through synergies expected by coordination of services provided across the combined network of facilities, achievement of operating efficiencies by benchmarking performance and applying best practices throughout the combined company.

(6)	The sources and uses of cash in connection with the purchase of Priory are expected to be as follows:

Sources relating to purchase of Priory:
New Term Loan B	$955,000
New unsecured senior notes	390,000
Net proceeds from offering of Acadia common stock(a)	607,500
Equity issuance to Priory stockholders(b)	337,869

Total sources	$2,290,369

Uses:
Equity issuance to Priory stockholders(b)	(337,869)
Cash portion of purchase consideration(c)	(518,000)
Repayment of Priory debt assumed(d)	(1,369,000)
Debt financing costs	(50,000)
Acquisition costs(e)	(15,500)

Total uses	$(2,290,369)

(a)	The equity offering proceeds are based on 10,000,000 common shares at an assumed offering price of $63.00 per share (which was a recent price of Acadia’s common stock on the NASDAQ Global Select Market) less underwriting discounts and other equity issuance costs of $22,500, which results in estimated additional common stock of $100 and additional paid-in capital of $607,400. If the option to purchase additional shares in the equity offering is exercised by the underwriters for the equity offering, such proceeds may be used to cash settle a portion of the equity consideration deliverable to Priory stockholders as described in note (b) below.
(b)	The value of the equity to Priory stockholders is based on 5,363,000 common shares per the purchase agreement at an assumed value of $63.00 per share (which was a recent price of Acadia’s common stock on the NASDAQ Global Select Market). The aggregate amount of equity consideration to Priory stockholdes is subject to adjustment under certain circumstances set forth in the purchase agreement for the acquisition, including being subject to increase upon any change in Acadia’s stock price prior to, and including, pricing of the equity offering from an agreed upon price in the purchase agreement, or subject to decrease if we cash settle all or a portion of the equity consideration.
(c)	The cash consideration of $518,000 is based on an assumed exchange rate of 1.48 U.S. dollars to one British Pound Sterling.
(d)	The repayment of Priory debt assumed is based on an assumed exchange rate of 1.48 U.S. dollars to one British Pound Sterling.
(e)	The effect of estimated acquisition costs are not included in the pro forma condensed combined statement of operations for the year ended December 31, 2014 and nine months ended September 30, 2015 and 2014 as these costs are nonrecurring and directly related to the transaction.

(7)	Represents the following adjustments to long-term debt:

	Current Portion	Long-term Portion	Total Debt
Incremental term B loans	$9,550	$945,450	$955,000
Repayment of Priory debt assumed	(11,105)	(1,365,784)	(1,376,889)
New unsecured senior notes	—	390,000	390,000

Adjustments	$(1,555)	$(30,334)	$(31,889)

(8)	The historical financial statements of Partnerships in Care are prepared in accordance with U.K. GAAP and are adjusted to: (i) reconcile the financial statements to U.S. GAAP, (ii) translate the financial statements to U.S. dollars based on the historical exchange rates below and (iii) to conform to Acadia’s financial statement presentation.

GBP/USD
Six months ended June 30, 2014	Average Rate	$1.6687

The amounts below represent results for the six months ended June 30, 2014.

	Partnerships in Care (in £, in U.K. GAAP)	U.S. GAAP Adjustments		Partnerships in Care (in £, in U.S. GAAP)	Partnerships in Care (in $, in U.S. GAAP)
Revenue before provision for doubtful accounts	£85,283	£		£85,283	$142,312
Provision for doubtful accounts	2			2	3

Revenue	85,285			85,285	142,315
Salaries, wages and benefits	51,601		(878)	50,723	84,641
Professional fees	4,037			4,037	6,737
Supplies	2,917			2,917	4,868
Rents and leases	545			545	909
Other operating expenses	6,978			6,978	11,644
Depreciation and amortization	5,991		1,039	7,030	11,731
Interest expense, net	31,979		(6,160)	25,819	43,084
Transaction-related expenses	—			—	—

Total expenses	104,048		(5,999)	98,049	163,614
(Loss) income from continuing operations before income taxes	(18,763)		5,999	(12,764)	(21,299)
(Benefit) provision for income taxes	(1,063)		1,081	18	30

Loss from continuing operations	£(17,700)		£4,918	£(12,782)	$(21,329)

(9)	The amount in this column represent, for CRC, actual results for the periods presented prior to the acquisition date of February 11, 2015.

(10)	Reflects reclassification of CRC provision for doubtful accounts to conform to Acadia historical presentation.

(11)	Represents the adjustments to depreciation and amortization expense as a result of recording the property and equipment and intangible assets at preliminary estimates of fair value as of the date of the acquisitions, as follows:

(a):	Partnerships in Care and CRC:

	Amount	Useful Lives (in years)	Monthly Depreciation	Year Ended December 31, 2014	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014
Partnerships in Care:
Land	$73,689	N/A	$—	$—	$—	$—
Building and improvements	446,921	30-50	1,046	6,275	—	6,275
Equipment	19,330	3-10	354	2,127	—	2,127

	539,940		1,400	8,402	—	8,402
Indefinite-lived intangible assets	575	N/A	—	—	—	—

Partnerships in Care depreciation and amortization expense				8,402	—	8,402
CRC:
Land	24,597	N/A	$—	$—	$—	$—
Building and improvements	88,312	10-40	584	7,008	954	5,256
Equipment	21,201	3-10	500	6,000	817	4,500
Construction in progress	3,133	N/A	—	—	—	—

	137,243		1,084	13,008	1,771	9,756
Indefinite-lived intangible assets	37,000	N/A	—	—	—	—

			—	—	—	—
CRC depreciation and amortization expense				13,008	1,771	9,756
Total depreciation and amortization expense				21,410	1,771	18,158
Less: historical depreciation and amortization expense of Partnerships in Care				(11,731)	—	(11,731)
Less: historical depreciation and amortization expense of CRC				(21,290)	(2,459)	(15,352)

Depreciation and amortization expense adjustment				$(11,611)	$(688)	$(8,925)

(b):	Priory:

	Amount	Useful Lives (in years)	Monthly Depreciation	Year Ended December 31, 2014	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014
Land	$255,745	N/A	$—	$—	$—	$—
Building and improvements	1,202,113	30-50	2,531	32,653	22,774	24,812
Equipment	183,354	3-10	3,143	40,560	28,289	30,820
Construction in progress	12,639	N/A	—	—	—	—

	1,653,851		5,674	73,213	51,063	55,632
Indefinite-lived intangible assets	37,500	N/A	—	—	—	—
Depreciation and amortization expense				73,213	51,063	55,632
Less: historical depreciation and amortization expense				(82,696)	(58,050)	(63,403)

Depreciation and amortization expense adjustment				$(9,483)	$(6,987)	$(7,771)

(12)	Represents an adjustment to interest expense to give effect to the following transactions:

(a)	Partnerships in Care, CRC and other completed acquisitions

	Year Ended December 31, 2014	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014
Interest related to 5.125% Senior Notes due 2022	$7,688	$—	$7,688
Interest related to 5.625% Senior Notes due 2023	36,563	13,828	26,778
Interest related to Term Loan A	8,225	—	6,169
Interest related to Term Loan B	21,250	2,892	15,938
Interest related to change in the applicable interest rate on term A loans based on Acadia’s consolidated leverage ratio	1,141	285	856
Interest related to paydown of 12.875% Senior Notes	(12,553)	(8,892)	(8,892)
Interest related to revolving line of credit paydown, net of borrowing	5,425	4,219	4,459
Interest related to amortization of deferred financing costs	3,674	676	2,903
Less: historical interest expense of Partnerships in Care	(43,084)	—	(43,084)
Less: historical interest expense of CRC	(72,718)	(8,883)	(54,455)
Less: historical interest expense of other completed acquisitions	(1,634)	(991)	(1,301)

Interest expense adjustment	$(46,023)	$3,134	$(42,941)

(b)	Priory

	Year Ended December 31, 2014	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014
Interest related to new unsecured senior notes(i)	$27,300	$20,475	$20,475
Interest related to Incremental Term Loan B(ii)	45,363	34,022	34,022
Interest related to amortization of deferred financing costs	7,143	5,357	5,357
Less: historical interest expense	(153,647)	(93,161)	(118,771)

Interest expense adjustment	$(73,841)	$(33,307)	$(58,917)

(i)	An increase or decrease of 0.125% in the assumed interest rate of 7.0% would result in a change of $0.5 million, $0.4 million and $0.4 million for the year ended December 31, 2014 and nine months ended September 30, 2015 and 2014, respectively.
(ii)	An increase or decrease of 0.125% in the assumed interest rate of 4.75% would result in a change of $1.2 million, $0.9 million and $0.9 million for the year ended December 31, 2014 and nine months ended September 30, 2015 and 2014, respectively.

(13)	Represents the change in fair value of foreign currency derivatives purchased by Acadia related to its investments in to the U.K. to fund the acquisition of Partnerships in Care on July 1, 2014 and subsequent transactions occurring in 2015. This expense is omitted in the pro forma statement of operations as it is non-recurring and directly related to such transactions.

(14)	Reflects the removal of acquisition-related expenses included in the historical statements of operations.

(15)	Reflects adjustments to income taxes to reflect the impact of the above pro forma adjustments applying combined U.S. federal and state statutory tax rates and U.K. statutory rates.

(16)	Represents adjustments to weighted average shares used to compute basic and diluted earnings per share for the following.

(a)	To reflect the effect of 8,881,794 shares of common stock issued by Acadia in June 2014, which resulted in an increase in the weighted average shares outstanding of 8,881,794 for the year ended December 31, 2014 and nine months ended September 30, 2014 on a pro forma basis. The proceeds of Acadia’s offering of such common stock were used to partially fund Acadia’s acquisition of Partnerships in Care on July 1, 2014.

(b)	To reflect the effect of 5,975,326 shares of common stock issued by Acadia in February 2015, which resulted in an increase in the weighted average shares outstanding of 5,975,326 for the year ended December 31, 2014 and nine months ended September 30, 2015 and 2014 on a pro forma basis. The proceeds of Acadia’s offering of such common stock were used to partially fund Acadia’s acquisition of CRC on February 11, 2015.

(c)	To reflect the effect of 5,175,000 shares of common stock issued by Acadia in May 2015, which resulted in an increase in the weighted average shares outstanding of 5,175,000 for the year ended December 31, 2014 on a pro forma basis. The proceeds of Acadia’s offering of such common stock were used to repay outstanding indebtedness and fund acquisitions.

(d)	To reflect the effect of an estimated 15,363,000 shares of common stock to be issued by Acadia. To the extent the price per share of Acadia common stock is lower than the assumed price per share of $63.00, we may need to issue additional shares of common stock to finance the Priory acquisition. A 300,000 increase in the outstanding shares would reduce earnings per share by $0.01 on a fully diluted basis.